SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 06, 2004

                        COMMISSION FILE NUMBER:  000-26089
                                                 ---------

                       L.O.M. Medical International, Inc.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                                 0178784
--------                                                                 -------
(State or other jurisdiction                                    (I.R.S. Employer
of incorporation or organization)                            Identification No.)

#3-1482 Springfield Road, Kelowna, British Columbia                      V1Y 5V3
---------------------------------------------------                      -------
(Address of principal executive offices)                              (Zip Code)

                                  250.762.7552
                                  ------------
              (Registrant's telephone number, including area code)


               --------------------------------------------------
          (Former name or former address, if changed since last report)

                              Thomas E. Stepp, Jr.
                                 Stepp Law Group
                          32 Executive Park, Suite 105
                          Irvine, California 92614-6742
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
------------------------------------------

Not Applicable.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
----------------------------------------------

Not applicable.


ITEM 3.   BANKRUPTCY OR RECEIVERSHIP
------------------------------------

Not Applicable.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
-------------------------------------------------------

Not Applicable.


ITEM 5.   OTHER EVENTS
----------------------

On February 06, 2004, our Board of Directors appointed Mr. Patrick D'hondt as a director.

Mr. Patrick D'hondt is a member of our Board of Directors. He is founder and owner of International Medical Distribution Inc. (IMD), a consulting organization for international sales and marketing. Mr. D'hondt has 18 years of strong and diverse experience in international sales, new product launchings, product licensing, global distribution and logistics as well as implementation of cost controls, reductions and purchasing operations. He also has extensive knowledge in establishing global alliance programs with U.S., European, Asian, and South American firms. Mr. D'hondt's fluency in five different languages has been an asset in fulfilling these accomplishments.


ITEM 6.   REMOVAL OF DIRECTORS AND EXECUTIVE OFFICERS
-----------------------------------------------------

Not Applicable.


ITEM 7.   FINANCIAL STATEMENTS
------------------------------

Not Applicable.


ITEM 8.   CHANGE IN FISCAL YEAR
-------------------------------

Not Applicable.


ITEM 9.   REGULATION FD DISCLOSURE
----------------------------------

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            L.O.M. MEDICAL INTERNATIONAL, INC.

                                            By: /s/ Anthony Hawkshaw
                                                -------------------------------
Date: February 06, 2004                         Anthony Hawkshaw,
                                                President